THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 30, 2008

with respect to

Thrivent Partner All Cap Value Portfolio

The “Portfolio Management” section of the prospectus is amended. Effective January 1, 2009, the second paragraph under Thrivent Partner All Cap Value Portfolio is deleted and replaced with the following:

John Damian and Mitch Williams, CFA serve as portfolio co-managers of the Portfolio. Mr. Damian has been a Senior Vice President of OFI since 2004 and was previously a Vice President of OFI since 2001. Mr. Williams has been a Vice President of OFI since 2006 and was previously a Senior Research Analyst of OFI since 2002.

The date of this Supplement is December 16, 2008

Please include this Supplement with your Prospectus

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